UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2025

ARMADA HOFFLER PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Central Park Avenue		,	Suite 1000
Virginia Beach	,	Virginia		23462
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHH	New York Stock Exchange
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AHHPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2025 (the “Resignation Date”), Eric E. Apperson, the former President of Construction of Armada Hoffler Properties, Inc. (the “Company”), resigned from his position as President of Construction of the Company.

On May 21, 2025, Mr. Apperson and the Company entered into a Separation and General Release Agreement (the “Separation Agreement”) that will become effective on May 29, 2025, unless it is earlier revoked. Subject to the terms and conditions of the Separation Agreement, Mr. Apperson will be entitled to severance payments and other benefits that are consistent with the compensation and other benefits applicable to a Tier II Participant in the Armada Hoffler, L.P. (the “Operating Partnership”) Amended and Restated Executive Severance Benefit Plan, as defined therein and as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2025. Additionally, pursuant to the Separation Agreement, the Company accelerated the vesting of an aggregate of 25,136 unvested shares of restricted stock and 12,346 unvested Time-Based LTIP Units (as defined in Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of February 13, 2025) held by Mr. Apperson.

Mr. Apperson executed a release of claims against the Company in connection with entering into the Separation Agreement. Under the Separation Agreement, Mr. Apperson has agreed (A) not to disclose any confidential or proprietary information of the Company and (B) not to compete with the Company or solicit the Company’s employees, customers or vendors for one year following his Resignation Date. Each of the Company and Mr. Apperson also agreed not to disparage the other party.

The foregoing summary of the Separation Agreement is not a complete description of all of the terms and conditions, and is qualified in its entirety by reference to the full text of the agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Separation and General Release Agreement, entered into as of May 21, 2025, between Eric E. Apperson and Armada Hoffler Properties, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Date: May 23, 2025	By:	/s/ Matthew Barnes-Smith
Matthew Barnes-Smith
Chief Financial Officer, Treasurer, and Corporate Secretary